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                                                                    EXHIBIT 23.1

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos.333-102320, 333-86170 and 333-60023) of Bright
Horizons Family Solutions, Inc. of our reports dated March 28, 2005 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2005